PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                    RATINGS                                       PRINCIPAL
                                  ASSIGNED BY                     MATURITY         AMOUNT          VALUE
          DESCRIPTION              N.R.S.R.O.        RATE           DATE            (000)         (NOTE 2)
--------------------------------  ------------    -----------    -----------     -----------   --------------
SHORT-TERM INVESTMENTS -- 102.1%
COMMERCIAL PAPER -- 54.1%
DOMESTIC -- 42.6%
AGRICULTURE -- 1.5%
 Cargill, Inc. .................     A1+/P1              5.77%       9/25/95      $   20,000   $   19,923,067
 Cargill, Inc. .................     A1+/P1              5.51%      12/04/95          25,000       24,640,319
 Cargill, Inc. .................     A1+/P1              5.50%      12/05/95          25,000       24,637,153
                                                                                                 ------------
                                                                                                   69,200,539
                                                                                                 ------------
AUTOMOBILES -- 5.9%
 American Honda Finance Corp. ..     F1/P1               5.78%       9/22/95          25,000       24,915,708
 American Honda Finance Corp. ..     F1/P1               5.76%       9/18/95          36,000       35,902,080
 American Honda Finance Corp. ..     F1/P1               5.75%      10/27/95          24,000       23,785,333
 American Honda Finance Corp. ..     F1/P1               5.74%      11/28/95          18,000       17,747,440
 American Honda Finance Corp. ..     F1/P1               5.72%      11/08/95          30,000       29,675,867
 Daimler Benz North America,
   Inc. ........................     A1+/P1              5.74%      10/13/95          35,000       34,765,617
 Daimler Benz North America,
   Inc. ........................     A1+/P1              5.57%       3/15/96          25,000       24,241,861
 Ford Motor Credit Company......     A1/P1               5.77%       9/08/95          12,000       12,000,000
 Ford Motor Credit Company......     A1/P1              5.699%      10/10/95          25,000       25,000,000
 Ford Motor Credit Company......     A1/P1               5.62%      11/17/95          50,000       49,398,972
                                                                                                 ------------
                                                                                                  277,432,878
                                                                                                 ------------
BANKING -- 6.9%
 Abbey National North America...     A1+/P1              5.70%       9/11/95          20,000       19,968,333
 Abbey National North America...     A1+/P1              5.68%      11/09/95          50,000       49,455,667
 ABN AMRO N.A. .................     A1+/P1              5.65%      12/27/95          25,000       24,540,938
 Bankers Trust, New York
   Corp. .......................     A1/P1               5.70%      10/20/95          25,000       24,806,042
 Deutche Bank Financial,
   Inc. ........................     A1+/P1              5.67%       9/25/95          15,000       14,943,300
 Generale Bank, Inc. ...........     A1/P1               5.63%       3/15/96          50,000       48,467,389
 J.P. Morgan & Co. .............     A1+/P1              5.59%       1/22/96          50,000       48,889,764
 Kredietbank N.A. Finance
   Corp. .......................     A1/P1               5.63%       1/16/96          20,000       19,571,494
 Norwest Corp. .................     A1+/P1              5.70%      10/20/95          20,000       19,844,833
 Norwest Corp. .................     A1+/P1              5.58%      11/09/95          15,000       14,839,575
 Toronoto Dominion Holdings USA,
   Inc. ........................     A1+/P1              5.77%       9/29/95          20,000       19,910,244
 Westpac Capital Corp. .........     A1/P1               5.62%       2/07/96          25,000       24,379,458
                                                                                                 ------------
                                                                                                  329,617,037
                                                                                                 ------------
BROKERAGE -- 4.3%
 Bear Stearns Co., Inc. ........     A1/P1               5.71%      11/17/95          25,000       24,694,674
 C.S. First Boston Corp. .......     A1/P1               5.77%       9/13/95          25,000       24,951,917
 C.S. First Boston Corp. .......     A1/P1               5.69%      12/08/95          25,000       24,612,764
 Merrill Lynch & Co., Inc. .....     A1+/P1              5.77%       9/15/95          80,000       79,820,488
 Merrill Lynch & Co., Inc. .....     A1+/P1              5.74%      10/02/95          50,000       49,752,861
                                                                                                 ------------
                                                                                                  203,832,704
                                                                                                 ------------

---------------
See Notes to Financial Statements.

                                    RATINGS                                        PRINCIPAL
                                  ASSIGNED BY                      MATURITY         AMOUNT          VALUE
          DESCRIPTION              N.R.S.R.O.           RATE         DATE            (000)         (NOTE 2)
--------------------------------  -----------           ----       --------       ----------    ------------
CHEMICALS -- 1.0%
 AKZO Nobel, Inc. ..............     A1/P1               5.67%      11/10/95      $   15,000   $   14,834,625
 AKZO Nobel, Inc. ..............     A1/P1               5.65%       1/12/96          31,000       30,352,918
                                                                                                 ------------
                                                                                                   45,187,543
                                                                                                 ------------
CONGLOMERATES -- 3.0%
 General Electric Capital
   Corp. .......................     A1+/P1              5.88%       9/05/95          20,000       19,986,933
 General Electric Capital
   Corp. .......................     A1+/P1              5.87%       9/22/95          50,000       49,828,792
 General Electric Capital
   Corp. .......................     A1+/P1              5.63%      12/27/95          50,000       49,085,125
 General Electric Capital
   Service Corp. ...............     A1+/P1              5.72%      11/14/95          25,000       24,706,056
                                                                                                 ------------
                                                                                                  143,606,906
                                                                                                 ------------
CONSUMER -- NON-DURABLES -- 1.1%
 Colgate Palmolive Co.*++.......     A1/P1               5.74%      12/07/95          25,000       24,613,347
 Colgate Palmolive Co.*++.......     A1/P1               5.68%      11/10/95          30,000       29,668,667
                                                                                                 ------------
                                                                                                   54,282,014
                                                                                                 ------------
FINANCE COMPANIES -- 8.7%
 American Express Credit
   Corp. .......................     A1/P1               5.70%       9/08/95          30,000       29,966,750
 American Express Credit
   Corp. .......................     A1/P1               5.57%      12/15/95          25,000       24,593,854
 American Express Credit
   Corp. .......................     A1/P1               5.50%      12/08/95          50,000       49,251,389
 Asset Securitization
   Cooperative Corp.*++.........     A1+/P1              5.75%      10/17/95          25,000       24,816,319
 Asset Securitization
   Cooperative Corp.*++.........     A1+/P1              5.75%      10/18/95          20,000       19,849,861
 Asset Securitization
   Cooperative Corp.*++.........     A1+/P1              5.70%      11/27/95          36,500       35,997,212
 Associates Corporation of North
   America......................     A1+/P1             5.895%       9/01/95          15,000       15,000,000
 Bank One Funding Corp.*++......     A1/P1               5.75%      10/02/95          34,819       34,646,598
 Bank One Funding Corp.*++......     A1/P1               5.73%      10/20/95          35,000       34,727,029
 Bank One Funding Corp.*++......     A1/P1               5.72%      11/21/95          30,000       29,613,900
 BHF Finance (DEL)..............     A1/P1               5.67%      10/10/95          25,000       24,846,438
 Ciesco L.P. ...................     A1+/P1              5.70%       9/26/95          16,798       16,731,508
 Countrywide Funding Corp.......     A1/F1               5.79%       9/06/95          50,000       49,959,792
 Household Finance Corp. .......     A1/P1               5.72%      11/22/95          25,000       24,674,278
                                                                                                 ------------
                                                                                                  414,674,928
                                                                                                 ------------
HOUSEHOLD FURNITURE &
 APPLIANCES -- 2.1%
 Whirlpool Financial Corp. .....     A1/D1               5.75%      10/17/95          50,000       49,632,639
 Whirlpool Financial Corp. .....     A1/D1               5.73%       9/08/95          50,000       49,944,292
                                                                                                 ------------
                                                                                                   99,576,931
                                                                                                 ------------
INSURANCE -- 2.2%
 Transamerica Finance Corp. ....     A1/P1               5.70%      12/05/95          30,000       29,548,750
 Transamerica Finance Corp. ....     A1/P1               5.62%       1/05/96          25,000       24,508,250
 Transamerica Finance Corp. ....     A1/P1               5.60%      12/21/95          30,000       29,482,000
 Transamerica Finance Corp. ....     A1/P1               5.50%      12/11/95          19,050       18,756,048
                                                                                                 ------------
                                                                                                  102,295,048
                                                                                                 ------------
LEASING -- 1.0%
 Hertz Corp. ...................     A1/P1               5.69%      11/03/95          25,000       24,751,063
 Hertz Corp. ...................     A1/P1               5.68%      12/15/95          25,000       24,585,833
                                                                                                 ------------
                                                                                                   49,336,896
                                                                                                 ------------

---------------
See Notes to Financial Statements.

                                    RATINGS                                       PRINCIPAL
                                  ASSIGNED BY                      MATURITY        AMOUNT          VALUE
          DESCRIPTION              N.R.S.R.O.           RATE         DATE           (000)         (NOTE 2)
--------------------------------  -----------           ----       ---------      ----------    ------------
PHARMACEUTICALS -- 0.4%
 Sherwood Medical Company,
   Inc. ........................     D1/P1               5.91%       9/05/95      $   20,000   $   19,986,867
                                                                                                 ------------
RELOCATION SERVICES -- 0.5%
 PHH Corp. .....................     A1/P1               5.75%      10/11/95          25,000       24,840,278
                                                                                                 ------------
TELECOMMUNICATIONS -- 2.9%
 Alcatel Alsthom, Inc. .........     A1+/P1              5.69%      10/27/95          29,000       28,743,318
 Alcatel Alsthom, Inc. .........     A1+/P1              5.62%       3/01/96          22,000       21,374,931
 AT&T Corp. ....................     A1+/P1              5.63%      12/07/95          50,000       49,241,514
 AT&T Corp. ....................     A1+/P1              5.50%      12/06/95          25,000       24,633,333
 AT&T Corp. ....................     A1+/P1              5.50%      12/07/95          15,000       14,777,708
                                                                                                 ------------
                                                                                                  138,770,804
                                                                                                 ------------
UTILITIES -- 1.1%
 National Rural Utilities
   Cooperative..................     A1+/P1              5.92%       9/21/95          20,000       19,934,222
 Southern California Gas Co. ...     A1/P1               5.57%       5/03/96          25,000       24,052,326
 Southwestern Bell Capital
   Corp. .......................     A1/P1               5.56%       1/18/96          10,000        9,785,322
                                                                                                 ------------
                                                                                                   53,771,870
                                                                                                 ------------
                                                                                                2,026,413,243
                                                                                                 ------------
FOREIGN -- 11.5%
AGRICULTURE -- 0.5%
 Canadian Wheat Board...........     A1+/P1              5.67%      12/04/95          24,000       23,644,680
                                                                                                 ------------
AUTOMOBILES -- 2.4%
 Renault Credit Internationale
   S.A. Banque..................     F1/P1               5.75%       3/01/96          16,000       15,534,889
 Renault Credit Internationale
   S.A. Banque..................     F1/P1               5.72%      10/24/95          24,200       23,996,209
 Renault Credit Internationale
   S.A. Banque..................     F1/P1               5.68%      10/17/95          50,000       49,637,111
 Renault Credit Internationale
   S.A. Banque..................     F1/P1               5.62%      11/20/95          25,000       24,687,778
                                                                                                 ------------
                                                                                                  113,855,987
                                                                                                 ------------
BANKING -- 2.7%
 Barclays Bank of Canada........     A1+/P1              5.62%       3/01/96          15,000       14,573,817
 Bradford & Bingley Building
   Society......................     A1/P1               5.70%      11/06/95          40,000       39,582,000
 Bradford & Bingley Building
   Society......................     A1/P1               5.67%      11/24/95          50,000       49,338,500
 Bradford & Bingley Building
   Society......................     A1/P1               5.61%      10/18/95          25,000       24,816,896
                                                                                                 ------------
                                                                                                  128,311,213
                                                                                                 ------------
CONGLOMERATES -- 3.3%
 BTR Dunlop Finance, Inc.*++....     A1+/P1              5.65%      12/15/95          50,000       49,176,042
 Hanson Finance (UK) PLC........     A1/P1               5.72%      11/15/95          15,000       14,821,250
 Hanson Finance (UK) PLC........     A1/P1               5.72%      11/20/95          25,000       24,682,222
 Hanson Finance (UK) PLC........     A1/P1               5.70%      10/19/95          10,000        9,924,000
 Hanson Finance (UK) PLC........     A1/P1               5.68%      10/31/95          24,000       23,772,800
 Hanson Finance (UK) PLC........     A1/P1               5.64%      10/13/95          21,000       20,861,820
 Hanson Finance (UK) PLC........     A1/P1               5.63%      10/13/95          12,000       11,921,180
                                                                                                 ------------
                                                                                                  155,159,314
                                                                                                 ------------

---------------
See Notes to Financial Statements.

                                    RATINGS                                       PRINCIPAL
                                  ASSIGNED BY                     MATURITY         AMOUNT          VALUE
          DESCRIPTION              N.R.S.R.O.           RATE        DATE            (000)         (NOTE 2)
--------------------------------  -----------           ----      ---------       ----------     ------------
OIL & GAS -- 0.5%
 Repsol International Finance
   B.V. ........................     A1+/P1              6.00%      10/02/95      $   25,000   $   24,870,833
                                                                                                 ------------
SOVEREIGN -- 0.5%
 Province of Ontario............     A1+/P1              5.73%      11/14/95          25,000       24,705,542
                                                                                                 ------------
TEXTILES -- 0.9%
 Wool International.............     A1+/P1              5.65%       2/16/96          25,000       24,340,833
 Wool International.............     A1+/P1              5.64%       2/21/96          20,000       19,457,934
                                                                                                 ------------
                                                                                                   43,798,767
                                                                                                 ------------
UTILITIES -- 0.7%
 Ontario Hydro..................     A1+/P1              5.90%       9/01/95          31,000       31,000,000
                                                                                                 ------------
                                                                                                  545,346,336
                                                                                                 ------------
Total Commercial Paper
 (amortized cost
 $2,571,759,579)................                                                                2,571,759,579
                                                                                                 ------------
BANK NOTES -- 11.0%
 American Express Centurion Bank
   Monthly, Variable Rate
   (final maturity date
   6/20/96)+....................     A1/P1              5.927%       9/20/95          50,000       50,000,000
 Bank One, Milwaukee N.A., Daily
   Variable Rate
   (final maturity date
   1/31/96)+....................     A1+/P1              6.12%       9/01/95         100,000      100,000,000
 Bankers Trust New York Corp.
   Daily Variable Rate
   (final maturity date
   12/07/95)+...................     A1/P1               6.00%       9/01/95          50,000       50,000,000
 Comercia Bank, Detroit MI,
   Weekly Variable Rate
   (final maturity date
   10/27/95)+...................     A1/P1               5.61%       9/01/95         100,000       99,986,621
 Comercia Bank, Detroit MI,
   Weekly Variable Rate
   (final maturity date
   11/22/95)+...................     A1/P1               5.61%       9/01/95          15,000       14,991,514
 FCC National Bank, Daily
   Variable Rate
   (final maturity date
   1/12/96)+....................     A1/P1               6.08%       9/01/95          50,000       50,000,000
 First Union National Bank of
   North Carolina, Daily
   Variable Rate (final maturity
   date 5/15/96)+...............     A1/P1               5.96%       9/01/95          50,000       49,982,304
 Huntington National Bank,
   Columbus, Daily Variable Rate
   (final maturity date
   1/12/96)+....................     A1/P1               6.06%       9/01/95          50,000       49,992,591
 Huntington National Bank,
   Columbus.....................     A1/P1               5.80%      11/27/95          30,000       30,010,716

---------------
See Notes to Financial Statements.

                                        RATINGS                                    PRINCIPAL
                                      ASSIGNED BY                    MATURITY       AMOUNT          VALUE
          DESCRIPTION                  N.R.S.R.O.       RATE           DATE          (000)         (NOTE 2)
--------------------------------      -----------      -------       --------     ----------    ------------
BANK NOTES -- (CONTINUED)
 Wachovia Bank of North America,
   Daily Variable Rate
   (final maturity date
   5/02/96)+....................        A1+/P1          5.825%       9/05/95      $   25,000   $   25,001,483
                                                                                                 ------------
Total Bank Notes
 (amortized cost $519,965,229)..                                                                  519,965,229
                                                                                                 ------------
MASTER NOTES -- 8.4%
 Goldman Sachs Group L.P., Daily
   Variable Rate
   (final maturity date
   11/03/95)+ ..................        A1+/P1          5.962%       9/01/95         200,000      200,000,000
 Morgan Stanley Group, Inc.,
   Daily Variable Rate
   (final maturity date
   4/08/96)+ ...................        A1+/P1          5.912%       9/01/95         200,000      200,000,000
                                                                                                 ------------
Total Master Notes
 (amortized cost $400,000,000)..                                                                  400,000,000
                                                                                                 ------------
CORPORATE OBLIGATIONS -- 8.1%
AUTOMOBILES -- 0.0%
 Ford Motor Credit Corp. .......        A1/P1            9.40%      10/09/95           1,000        1,003,389
 Ford Motor Credit Corp. .......        A1/P1            9.35%       9/05/95             100          100,035
                                                                                                 ------------
                                                                                                    1,103,424
                                                                                                 ------------
BROKERAGE -- 2.3%
 Bear Stearns Co., Inc., Series
   B, Monthly Variable Rate
   (final maturity date
   2/02/96)+....................        A1/P1           5.975%       9/01/95         100,000      100,000,000
 Merrill Lynch & Co., Inc.,
   Monthly Variable Rate
   (final maturity date
   9/07/95)+....................        A1+/P1          5.899%       9/07/95          10,000        9,999,993
                                                                                                 ------------
                                                                                                  109,999,993
                                                                                                 ------------
BUSINESS EQUIPMENT & SERVICES -- 1.2%
 IBM Credit Corp.,
   Daily Variable Rate
   (final maturity date
   9/29/95)+....................         A1/P1          5.799%       9/01/95          30,000       29,999,590
                                                                                                 ------------
 IBM Credit Corp.,
   Daily Variable Rate
   (final maturity date
   10/06/95)+...................     A1/P1              5.799%       9/01/95          25,000       24,986,350
                                                                                                 ------------
                                                                                                   54,996,750
CONGLOMERATES -- 0.4%
 General Electric Capital Corp.,
   Daily Variable Rate
   (final maturity date
   2/16/96)+....................     A1+/P1             6.025%       9/01/95          20,000       19,997,772
                                                                                                 ------------

---------------
See Notes to Financial Statements.

                                        RATINGS                                    PRINCIPAL
                                      ASSIGNED BY                    MATURITY       AMOUNT          VALUE
          DESCRIPTION                  N.R.S.R.O.       RATE           DATE          (000)         (NOTE 2)
--------------------------------      -----------      -------       --------     ----------    ------------
FINANCE COMPANIES -- 3.0%
 Associates Corporation of North
   America......................         A1+/P1          8.75%       2/01/96      $    1,180   $    1,187,284
 Ciesco L.P.,
   Monthly Variable Rate (final
   maturity date 8/14/96)+ ++...         A1+/P1         5.839%       9/14/96          75,000       74,985,738
 CIT Group Holdings, Inc. ......         A1+/P1          5.65%      11/15/95          10,000        9,993,030
 Household Finance Corp. .......         A1/P1          9.625%       3/11/96           1,250        1,264,922
 Household Finance Corp. .......         A1/P1          9.375%       2/15/96             500          504,532
 Household Finance Corp. .......         A1/P1           9.00%       9/01/95           6,500        6,500,000
 Household Finance Corp.,
   Monthly Variable Rate
   (final maturity date
   8/27/96)+ ++.................         A1/P1          5.927%       9/25/95          50,000       50,000,000
 Norwest Financial, Inc. .......         A1+/P1         4.625%       9/15/95             100           99,949
                                                                                                 ------------
                                                                                                  144,535,455
                                                                                                 ------------
OIL AND GAS -- 0.0%
 Shell Oil Company..............         A1+/P1          7.70%       2/01/96             300          300,473
                                                                                                 ------------
RELOCATION SERVICES -- 0.7%
 PHH Corp., Monthly Variable
   Rate
   (final maturity date
   9/05/95)+ ++.................         A1/P1          5.828%       9/05/95          30,000       29,999,840
                                                                                                 ------------
TELECOMMUNICATIONS -- 0.4%
 AT&T Capital Corp., Daily
   Variable Rate
   (final maturity date
   12/15/95)+ ++................         A1/P1          5.848%      12/15/95          20,000       20,000,000
                                                                                                 ------------
TRUCKING -- 0.1%
 Paccar Financial Corp. ........         A1+/P1          4.18%       9/15/95           5,000        4,996,947
                                                                                                 ------------
Total Corporate Obligations
 (amortized cost $385,930,654)..                                                                  385,930,654
                                                                                                 ------------
CERTIFICATES OF DEPOSIT -- 2.5%
U.S. BRANCHES OF FOREIGN BANKS -- 2.5%
 Banque National de Paris, New
   York.........................         A1/P1           5.75%      12/11/95          25,000       24,991,149
 Banque Paribas, New York.......         A1/P1           5.76%      10/17/95          20,000       20,000,504
 Societe Generale, New York.....         A1+/P1          5.90%       9/06/95          20,000       20,000,165
 Societe Generale, New York.....         A1+/P1          5.89%       9/12/95          15,000       15,000,091
 Societe Generale, New York.....         A1+/P1          5.88%       3/07/96          40,000       40,018,248
                                                                                                 ------------
Total Certificates of Deposit
 (amortized cost $120,010,157)..                                                                  120,010,157
                                                                                                 ------------

---------------
See Notes to Financial Statements.

                                    RATINGS                                          PRINCIPAL
                                  ASSIGNED BY                        MATURITY         AMOUNT          VALUE
          DESCRIPTION              N.R.S.R.O.           RATE           DATE            (000)         (NOTE 2)
--------------------------------  -----------           -----        ---------       ---------     ------------
FEDERAL AGENCY NOTES -- 1.1%
 Federal Farm Credit Bank,
   Quarterly Variable Rate
   (final maturity date
   5/06/96)+....................    A1+/P1!              5.71%       9/08/95      $      500   $      499,241
 Federal Home Loan Bank,
   Daily Variable Rate
   (final maturity date
   3/08/96)+....................    A1+/P1!              6.05%       9/01/95          50,000       49,983,029
                                                                                                 ------------
Total Federal Agency Notes
 (amortized cost $50,482,270)...                                                                   50,482,270
                                                                                                 ------------
BANKERS' ACCEPTANCES -- 0.3%
 Bank of New York...............     A1/P1               5.61%**    10/05/95           5,000        4,973,508
 Chemical Bank..................     A1/P1               5.65%**     9/27/95           2,300        2,290,615
 Chemical Bank..................     A1/P1               5.59%**    10/30/95           2,120        2,595,544
 Chemical Bank..................     A1/P1               5.47%**    12/20/95           2,500        2,458,215
 Chemical Bank..................     A1/P1               5.47%**    12/27/95           3,000        2,946,668
                                                                                                 ------------
Total Bankers' Acceptances
 (amortized cost $15,264,550)...                                                                   15,264,550
                                                                                                 ------------
Total Investments in Securities
 (amortized cost
   $4,063,412,439)..............                                                                4,063,412,439
                                                                                                 ------------
REPURCHASE AGREEMENTS -- 16.6%
 Repurchase agreement with First
   Chicago Capital Markets,
   Inc., dated 8/31/95, with a
   maturity value of
   $150,024,583.
   (See Footnote A).............                         5.90%       9/01/95         150,000      150,000,000
 Repurchase agreement with First
   Chicago Capital Markets,
   Inc., dated 8/31/95, with a
   maturity value of
   $38,511,300.
   (See Footnote B).............                         5.89%       9/01/95          38,505       38,505,000
 Repurchase agreement with Fuji
   Securities, dated 8/31/95,
   with a maturity value of
   $150,025,208.
   (See Footnote C).............                         6.05%       9/01/95         150,000      150,000,000
 Repurchase agreement with Fuji
   Securities, dated 8/31/95,
   with a maturity value of
   $150,024,479.
   (See Footnote D).............                        5.875%       9/01/95         150,000      150,000,000
 Repurchase agreement with J.P.
   Morgan Securities, Inc.,
   dated 8/31/95, with a
   maturity value of
   $150,024,375.
   (See Footnote E).............                         5.85%       9/01/95         150,000      150,000,000

---------------
See Notes to Financial Statements.

                                                                                  PRINCIPAL
                                                                  MATURITY         AMOUNT          VALUE
          DESCRIPTION                                RATE           DATE            (000)         (NOTE 2)
--------------------------------                  -----------    -----------     -----------   --------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Repurchase agreement with
   Nomura Securities
   International, Inc., dated
   8/31/95, with a maturity
   value of $150,024,375.
   (See Footnote F)...............                       5.85%       9/01/95      $  150,000   $  150,000,000
                                                                                               --------------
TOTAL REPURCHASE AGREEMENTS
 (amortized cost
 $788,505,000)....................                                                                788,505,000
                                                                                               --------------
TOTAL INVESTMENTS (AMORTIZED
 COST $4,851,917,439) -- 102.1%...                                                              4,851,917,439
Liabilities in excess of other
 assets -- (2.1%).................                                                               (101,975,470)
                                                                                               --------------
NET ASSETS -- 100%................                                                             $4,749,941,969
                                                                                               ==============

---------------

N.R.S.R.O.     --     Nationally Recognized Statistical Rating Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investor Services,
                      Duff & Phelps and IBCA.
                      A1  -- Highest rating assigned by S&P and IBCA.
                      P1  -- Highest rating assigned by Moody's.
                      F1  -- Highest rating assigned by Fitch Investors.
                      D1  -- Highest rating assigned by Duff & Phelps.
   ! Implied short-term rating
   * Illiquid security.
   + Variable rate security. Interest rates are stated as of August 31, 1995. Maturity date reflects the later of the next interest rate change date or the next put date.
  ++ Private placement security.
  ** Effective yield.

                                               (footnotes continue on next page)

---------------
See Notes to Financial Statements.

(footnotes continued from previous page)

Footnote A     --     Collateralized by $154,595,000 U.S. Treasury Note, 4.375%, due 8/15/96, with a value of $153,004,551.
Footnote B     --     Collateralized by $39,685,,000 U.S. Treasury Note, 4.375%, due 8/15/96, with a value of $39,276,727.
Footnote C     --     Collateralized by $12,711,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 8/31/96 through 5/15/01, $13,102,000 U.S. Treasury Strip
                      Principal Note, due 8/15/01, $2,814,000 U.S. Treasury Bond, 13.125%, due 5/15/01,
                      $11,320,000 U.S. Treasury Bill, due 1/04/96, $627,000 Resolution Funding
                      Corporation Strip Interest Note, due 1/15/04, $36,177,500 Federal National Mortgage
                      Backed Securities, with various coupon rates and maturities ranging from 10/11/95 through 12/09/03, $67,673,000 Federal Home Loan Mortgage Association Discount
                      Notes, with various maturities ranging from 10/02/95 through 11/22/95 and
                      $12,500,000 Federal Farm Credit Discount Note, due 1/09/96; with an aggregate value of $153,000,402.
Footnote D     --     Collateralized by $12,711,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 8/31/96 through 5/15/01, $13,102,000 U.S. Treasury Strip
                      Principal Note, due 8/15/01, $2,814,000 U.S. Treasury Bond, 13.125%, due 5/15/01,
                      $11,320,000 U.S. Treasury Bill, due 1/04/96, $627,000 Resolution Funding
                      Corporation Strip Interest Note, due 1/15/04, $36,177,500 Federal National Mortgage
                      Backed Securities, with various coupon rates and maturities ranging from 10/11/95 through 12/09/03, $67,673,000 Federal Home Loan Mortgage Association Discount
                      Notes, with various maturities ranging from 10/02/95 through 11/22/95 and
                      $12,500,000 Federal Farm Credit Discount Note, due 1/09/96; with an aggregate value of $153,000,402.
Footnote E     --     Collateralized by $154,906,747 Government National Mortgage Association Securities,
                      with various coupon rates and maturities ranging from 1/01/00 through 7/20/25; with an aggregate value of $153,941,293.
Footnote F     --     Collateralized by $12,600,000 Resolution Funding Corporation Strip Interest Note,
                      due 7/15/05, $24,025,000 Federal National Mortgage Association Medium Term Notes,
                      with various coupon rates and maturities ranging from 3/15/00 through 5/20/24,
                      $32,445,000 Federal National Mortgage Debentures, with various coupon rates and maturities ranging from 11/15/95 through 8/12/19, $67,385,000 Federal Home Loan
                      Mortgage Debenture Bonds, with various coupon rates and maturities ranging from
                      2/23/01 through 5/11/05, $20,000,000 Federal Home Loan Mortgage Discount Notes,
                      with various maturities ranging from 10/03/95 through 11/02/95; with an aggregate value of $153,028,547.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                   DESCRIPTION                      RATE        DATE          (000)          (NOTE 2)
--------------------------------------------------  -----     ---------     ---------     --------------
SHORT-TERM INVESTMENTS -- 100.2%
U.S. TREASURY OBLIGATIONS -- 32.5%
U.S. TREASURY NOTES -- 27.2%
 U.S. Treasury Note...............................  3.875%     10/31/95     $  60,000     $   59,817,582
 U.S. Treasury Note...............................  5.125%     11/15/95        65,000         64,891,060
 U.S. Treasury Note...............................  8.500%     11/15/95        25,000         25,123,180
 U.S. Treasury Note...............................  9.250%      1/15/96       278,150        281,704,303
 U.S. Treasury Note...............................  4.000%      1/31/96        75,000         74,499,786
 U.S. Treasury Note...............................  4.625%      2/15/96        25,000         24,872,054
 U.S. Treasury Note...............................  7.875%      2/15/96        95,000         95,880,944
 U.S. Treasury Note...............................  8.750%      2/15/96        50,000         50,682,470
                                                                                          --------------
                                                                                             677,471,379
                                                                                          --------------
U.S. TREASURY BILLS -- 5.3%
 U.S. Treasury Bill...............................   5.53%*     9/21/95        15,000         14,954,958
 U.S. Treasury Bill...............................   5.67%*    10/05/95        50,000         49,739,806
 U.S. Treasury Bill...............................   5.97%*    11/02/95        50,000         49,506,583
 U.S. Treasury Bill...............................   6.80%*    11/16/95         2,000          1,972,978
 U.S. Treasury Bill...............................   5.54%*    12/07/95        15,000         14,783,165
                                                                                          --------------
                                                                                             130,957,490
                                                                                          --------------
Total U.S. Treasury Obligations
 (amortized cost $808,428,869)....................                                           808,428,869
                                                                                          --------------
REPURCHASE AGREEMENTS -- 67.7%
 Repurchase agreement with Barclay's De Zoate Wedd
   Securities, Inc., dated 8/31/95, with a
   maturity value of $110,017,569.
   (See Footnote A)...............................   5.75%      9/01/95       110,000        110,000,000
 Repurchase agreement with C.S. First Boston
   Corp., dated 8/31/95, with a maturity value of
   $210,033,833. (See Footnote B).................   5.80%      9/01/95       210,000        210,000,000
 Repurchase agreement with First Chicago Capital
   Markets Inc., dated 8/31/95, with a maturity
   value of $110,017,906. (See Footnote C)........   5.86%      9/01/95       110,000        110,000,000
 Repurchase agreement with First National Bank of
   Chicago, dated 8/31/95, with a maturity value
   of $78,173,723. (See Footnote D)...............   5.86%      9/01/95        78,161         78,161,000
 Repurchase agreement with Fuji Securities Inc.,
   dated 8/31/95, with a maturity value of
   $210,034,125. (See Footnote E).................   5.85%      9/01/95       210,000        210,000,000
 Repurchase agreement with Goldman Sachs and Co.,
   dated 8/31/95, with a maturity value of
   $110,017,569. (See Footnote F).................   5.75%      9/01/95       110,000        110,000,000
 Repurchase agreement with HSBC Securities, Inc.,
   dated 8/31/95, with a maturity value of
   $210,033,950. (See Footnote G).................   5.82%      9/01/95       210,000        210,000,000
 Repurchase agreement with Merrill Lynch, dated
   8/31/95, with a maturity value of $110,017,631.
   (See Footnote H)...............................   5.77%      9/01/95       110,000        110,000,000

---------------
See Notes to Financial Statements.

                                                                            PRINCIPAL
                                                              MATURITY       AMOUNT           VALUE
                   DESCRIPTION                      RATE        DATE          (000)          (NOTE 2)
--------------------------------------------------  ----      --------      ---------        --------
REPURCHASE AGREEMENTS -- (CONTINUED)
 Repurchase agreement with Morgan Stanley, Inc.,
   dated 8/31/95, with a maturity value of
   $210,033,833. (See Footnote I).................   5.80%      9/01/95     $ 210,000     $  210,000,000
 Repurchase agreement with Nomura Securities
   International, Inc., dated 8/31/95, with a
   maturity value of $110,017,783.
   (See Footnote J)...............................   5.82%      9/01/95       110,000        110,000,000
 Repurchase agreement with Smith Barney Inc.,
   dated 8/31/95, with a maturity value of
   $220,035,414. (See Footnote K).................  5.795%      9/01/95       220,000        220,000,000
                                                                                          --------------
Total Repurchase Agreements
 (amortized cost $1,688,161,000)..................                                         1,688,161,000
                                                                                          --------------
TOTAL INVESTMENTS (AMORTIZED COST
 $2,496,589,869) -- 100.2%........................                                         2,496,589,869
Other liabilities in excess of assets -- (0.2%)...                                            (4,047,575)
                                                                                          --------------
NET ASSETS -- 100%................................                                        $2,492,542,294
                                                                                          ==============

---------------
* Effective yield.

Footnote A     --     Collateralized by $92,482,000 U.S. Treasury Strips, with maturities ranging from 2/15/01 through 2/15/23, $66,071,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 2/28/97 through 7/31/98, and $32,704,000 U.S. Treasury Non-Callable Strips,
                      with maturities ranging from 11/15/00 through 11/15/22; with an aggregate value of
                      $112,200,792.
Footnote B     --     Collateralized by $208,647,000 U.S. Treasury Bonds, with various coupon rates and maturities ranging from 8/15/22 through 8/15/25; with an aggregate value of $215,210,927.
Footnote C     --     Collateralized by $113,370,000 U.S. Treasury Note, 4.375%, due 8/15/96, with a value of
                      $112,203,667.
Footnote D     --     Collateralized by $3,316,000 U.S. Treasury Bills, with maturities ranging from 9/21/95 through 10/19/95, $4,208,000 U.S. Treasury Bonds, with various coupon rates and maturities ranging from 5/15/03 through 2/15/19, $61,304,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 5/31/96 through 8/15/03, and a $82,530,000 U.S. Treasury
                      Strip, due 8/15/03; with an aggregate value of $79,728,827.
Footnote E     --     Collateralized by $7,450,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 10/31/97 through 2/15/98, $208,155,000 U.S. Treasury Bills, with maturities ranging from 10/19/95 to 12/7/95; with an aggregate value of $214,200,891.
Footnote F     --     Collateralized by $176,822,000 U.S. Treasury Strips, with maturities ranging from 11/15/97 through 11/15/11, and $29,450,000 U.S. Treasury Non-Callable Strip, due 11/15/04; with an aggregate value of $112,200,254.
Footnote G     --     Collateralized by $80,030,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 7/31/00 to 2/15/03, $154,529,000 U.S. Treasury Strips, with maturities ranging from 11/15/95 through 5/15/24, and $84,580,000 U.S. Treasury Non-Callable Strips, with maturities ranging from 11/15/95 through 8/15/23; with an aggregate value of $214,200,252.
Footnote H     --     Collateralized by $107,667,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 2/28/97 through 5/15/97, with an aggregate value of $112,203,693.
Footnote I     --     Collateralized by $220,777,000 U.S. Treasury Strips with maturities ranging from 11/15/95 through 2/15/23, a $93,380,000 U.S. Treasury Note, 6.25%, due 12/31/96, and $70,068,000
                      U.S. Treasury Non-Callable Strips, with maturities ranging from 5/15/97 through 2/15/23;
                      with an aggregate value of $214,562,328.
Footnote J     --     Collateralized by $111,489,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 3/31/97 through 2/15/03; with an aggregate value of $112,200,517.
Footnote K     --     Collateralized by $30,547,000 U.S. Treasury Strips, with maturities ranging from 11/15/97 through 11/15/10, $91,598,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 9/30/95 through 11/15/97, $75,000,000 U.S. Treasury Bond, 9.00%, due 11/15/10,
                      and $63,552,000 U.S. Treasury Non-Callable Strip, due 11/15/21; with an aggregate value of
                      $224,400,260.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                PRINCIPAL
                                                                  MATURITY       AMOUNT       VALUE
                   DESCRIPTION                         RATE         DATE         (000)       (NOTE 2)
--------------------------------------------------    -------     ---------     --------   ------------
SHORT-TERM INVESTMENTS -- 103.7%
U.S. GOVERNMENT AGENCY NOTES -- 71.6%
 Federal Farm Credit Bank,
   Discount Note..................................      5.81%       2/13/96     $ 25,000   $ 24,361,771
 Federal Home Loan Bank,
   Daily Variable Rate
   (final maturity date 5/24/96)*.................      5.90%       9/01/95       25,000     24,992,999
 Federal Home Loan Bank,
   Discount Note..................................      5.82%       2/16/96        8,950      8,716,942
 Federal Home Loan Bank,
   Discount Note..................................      5.70%      10/02/95        7,000      6,966,546
 Federal Home Loan Bank,
   Discount Note..................................      5.70%      10/03/95       25,000     24,876,667
 Federal Home Loan Bank,
   Discount Note..................................      5.78%      11/17/95       15,000     14,819,692
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.74%      10/16/95       44,631     44,319,582
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.74%      10/31/95       25,000     24,767,500
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.81%       2/08/96       15,000     14,629,333
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.70%       9/05/95       25,000     24,984,500
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.70%      11/06/95        6,775      6,705,071
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.70%      11/21/95       25,000     24,689,500
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.69%      10/03/95       25,000     24,876,889
 Federal Home Loan Mortgage Corp.,
   Discount Note..................................      5.77%      11/27/95       25,000     24,661,062
 Federal National Mortgage Association,
   Daily Variable Rate
   (final maturity date 1/26/96)*.................      5.51%       9/01/95       20,000     19,995,167
 Federal National Mortgage Association,
   Discount Note..................................      5.83%      12/11/95       25,000     24,604,417
 Federal National Mortgage Association,
   Monthly Variable Rate
   (final maturity date 10/30/95)*................     5.725%       9/30/95       20,000     19,998,021
 Federal National Mortgage Association,
   Weekly Variable Rate
   (final maturity date 2/16/96)*.................      5.60%       9/06/95       25,000     25,000,000
 Student Loan Marketing Association,
   Monthly Variable Rate
   (final maturity date 12/01/95).................     5.705%       9/01/95       40,000     39,986,403
                                                                                           ------------
Total U.S. Government Agency Notes
 (amortized cost $423,952,062)....................                                          423,952,062
                                                                                           ------------

---------------
See Notes to Financial Statements.

                                                                                PRINCIPAL
                                                                  MATURITY       AMOUNT       VALUE
                   DESCRIPTION                         RATE         DATE         (000)       (NOTE 2)
--------------------------------------------------    -------     ---------     --------   ------------
U.S. GOVERNMENT AGENCY GUARANTEE NOTES -- 5.8%
 Western Financial Savings Bank (LOC -- Federal
   Home Loan Bank, San Francisco).................      5.76%       9/01/95     $ 14,300   $ 14,300,000
 Western Financial Savings Bank (LOC -- Federal
   Home Loan Bank, San Francisco).................      5.75%       9/28/95       20,000     19,914,500
                                                                                           ------------
Total U.S. Government Agency Guarantee Notes
 (amortized cost $34,214,500).....................                                           34,214,500
                                                                                           ------------
Total Investments in Securities
 (amortized cost $458,166,562)....................                                          458,166,562
                                                                                           ------------
REPURCHASE AGREEMENTS -- 26.3%
 Repurchase agreement with Dean Witter Reynolds,
   Inc., dated 8/31/95, with a maturity value of
   $25,004,080. (See Footnote A)..................     5.875%       9/01/95       25,000     25,000,000
 Repurchase agreement with First Chicago Capital
   Markets, Inc., dated 8/31/95, with a maturity
   value of $30,441,980. (See Footnote B).........      5.89%       9/01/95       30,437     30,437,000
 Repurchase agreement with Fuji Securities, Inc.,
   dated 8/31/95, with a maturity value of
   $25,004,080. (See Footnote C)..................     5.875%       9/01/95       25,000     25,000,000
 Repurchase agreement with HSBC Securities, Inc.,
   dated 8/31/95, with a maturity value of
   $25,004,063. (See Footnote D)..................      5.85%       9/01/95       25,000     25,000,000
 Repurchase agreement with JP Morgan Securities,
   Inc., dated 8/31/95, with a maturity value of
   $25,004,063. (See Footnote E)..................      5.85%       9/01/95       25,000     25,000,000
 Repurchase agreement with Prudential Securities,
   Inc., dated 8/31/95, with a maturity value of
   $25,004,080. (See Footnote F)..................     5.875%       9/01/95       25,000     25,000,000
                                                                                           ------------
Total Repurchase Agreements
 (amortized cost $155,437,000)....................                                          155,437,000
                                                                                           ------------
TOTAL INVESTMENTS
 (AMORTIZED COST $613,603,562) -- 103.7%..........                                          613,603,562
Liabilities in excess of other assets -- (3.7%)...                                          (21,904,158)
                                                                                           ------------
NET ASSETS -- 100%................................                                         $591,699,404
                                                                                           ============

---------------
LOC -- Letter of credit.

 * Variable rate security. Maturity date reflects the later of the next rate change date or the next put date.

                                                   (footnotes on following page)

See Notes to Financial Statements.

(footnotes from previous page)

Footnote A  -- Collateralized by $669,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 11/15/95 through 6/30/99; $343,000 U.S. Treasury Bonds with various coupon rates and maturities ranging from 11/15/01 through 5/15/16; $296,000
               U.S. Treasury Bill, due 2/22/96; $31,901,833 Federal National Mortgage Backed
               Securities with various coupon rates and maturities ranging from 5/01/97 through
               6/01/25; $17,898,732 Federal Home Loan Mortgage Corporation Participation
               Certificates with various coupon rates and maturities ranging from 10/31/95 through
               5/31/24; with an aggregate value of $25,500,704.
Footnote B  -- Collateralized by $15,875,000 U.S. Treasury Note, 4.375%, due 8/15/96; $210,000
               Federal Home Loan Bank Consolidated Bond, 6.125%, due 8/05/96; $10,150,000 Federal
               Home Loan Mortgage Debenture Bonds with various coupon rates and maturities ranging from 3/01/01 through 12/16/03; $6,581,000 U.S. Treasury Strips with maturities ranging from 5/15/99 through 2/15/07; $1,609,000 U.S. Treasury Non-Callable Strips
               with various coupon rates and maturities ranging 5/15/05 through 5/15/20; with an aggregate value of $31,048,451.
Footnote C  -- Collateralized by $5,073,000 U.S. Treasury Note, 8.875%, due 11/15/98; $3,140,000
               Federal Home Loan Mortgage Fixed Rate Note, 7.36%, due 9/29/99; $11,660,000 Federal
               Home Loan Mortgage Debenture Bonds with various coupon rates and maturities ranging from 5/25/05 through 9/13/05; $4,406,000 Federal Home Loan Mortgage Discount Note,
               due 9/01/95; with an aggregate value of $25,501,394.
Footnote D  -- Collateralized by $30,745,000 Resolution Funding Corp. Strips with maturities ranging from 4/15/96 through 10/15/98; with an aggregate value of $25,501,135.
Footnote E  -- Collateralized by $25,713,165 Government National Mortgage Association Notes with various coupon rates and maturities ranging from 6/15/10 through 8/20/25; with an aggregate value of $25,506,639.
Footnote F  -- Collateralized by $4,273,000 Tennessee Valley Authority Bonds with various coupon rates and maturities ranging from 3/04/96 through 7/15/45; $317,000 Resolution
               Funding Corp. Non-callable Principal Strips with maturities ranging from 7/15/20 through 1/15/30; $6,907,000 Resolution Funding Corp. Strips with maturities ranging from 10/15/95 through 4/15/30; $95,000 Resolution Funding Corporate Bonds with various coupon rates and maturities ranging from 10/15/19 through 1/15/21; $317,000
               Financing Corp. Strip Interest Payments with maturities ranging from 8/03/96 through 8/30/17; $20,000 Financing Corp. Bonds with various coupon rates and maturities ranging from 10/06/17 through 2/08/18; $5,015,000 Federal National
               Mortgage Medium Term Notes with various coupon rates and maturities ranging from
               9/01/95 through 5/10/21; $8,005,000 Federal National Mortgage Debentures with various coupon rates and maturities ranging from 11/15/95 through 11/10/20;
               $4,781,000 Federal Home Loan Mortgage Debenture Bonds with various coupon rates and maturities ranging from 2/28/96 through 11/27/07; $335,000 Federal Farm Credit
               Systemwide Bond, 6.76%, due 2/28/96; $275,000 Federal Home Loan Mortgage Fixed Rate
               Notes with various coupon rates and maturities ranging from 9/15/95 through
               2/15/00; with an aggregate value of $25,502,377.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                               PRINCIPAL
                                                                 MATURITY       AMOUNT         VALUE
                   DESCRIPTION                      RATE           DATE         (000)         (NOTE 2)
-------------------------------------------------  -------       ---------     --------     ------------
SHORT-TERM INVESTMENTS -- 99.3%
U.S. TREASURY OBLIGATIONS -- 99.3%
U.S. TREASURY NOTES -- 57.1%
 U.S. Treasury Note..............................   8.625%        10/15/95     $ 52,000     $ 52,169,656
 U.S. Treasury Note..............................   3.875%        10/31/95       51,360       51,214,963
 U.S. Treasury Note..............................   5.125%        11/15/95       25,665       25,634,073
 U.S. Treasury Note..............................   8.500%        11/15/95       22,380       22,499,889
 U.S. Treasury Note..............................   4.250%        11/30/95       26,820       26,731,499
 U.S. Treasury Note..............................   9.250%         1/15/96       13,430       13,599,017
 U.S. Treasury Note..............................   4.000%         1/31/96          260          258,229
 U.S. Treasury Note..............................   7.875%         2/15/96        1,035        1,044,801
                                                                                            ------------
                                                                                             193,152,127
                                                                                            ------------
U.S. TREASURY BILLS -- 42.2%
 U.S. Treasury Bill..............................    5.51%*        9/21/95       65,815       65,617,353
 U.S. Treasury Bill..............................    5.66%*       10/05/95        7,509        7,469,959
 U.S. Treasury Bill..............................    5.55%*       10/19/95       49,328       48,971,825
 U.S. Treasury Bill..............................   5.426%*       11/24/95       20,934       20,675,849
                                                                                            ------------
                                                                                             142,734,986
                                                                                            ------------
TOTAL INVESTMENTS (AMORTIZED COST
 $335,887,113) -- 99.3%..........................                                            335,887,113
Other assets in excess of liabilities -- 0.7%....                                              2,371,808
                                                                                            ------------
NET ASSETS -- 100%...............................                                           $338,258,921
                                                                                            ==============

---------------
* Effective yield.

See Notes to Financial Statements.

                      (This page intentionally left blank)

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                           PRIME
                                                                            FUND
                                                                       --------------
ASSETS:
  Investments in securities, at value (amortized cost
    $4,063,412,439, $808,428,869, $458,166,562 and $335,887,113,
    respectively).................................................     $4,063,412,439
  Repurchase agreements (amortized cost $788,505,000,
    $1,688,161,000, $155,437,000 and $0, respectively)............        788,505,000
  Receivable from advisor.........................................            265,007
  Cash............................................................                 --
  Interest receivable.............................................          9,105,144
  Deferred organization costs and prepaid expenses................            130,577
                                                                       --------------
Total assets......................................................      4,861,418,167
                                                                       --------------
LIABILITIES:
  Advisory fees payable...........................................            384,781
  Administration fees payable.....................................            416,798
  Special management fees payable (Pacific Horizon Shares)........            467,065
  Service Organization fees payable (Horizon Service Shares)......            300,327
  Due to custodian................................................              2,470
  Dividends payable...............................................         17,564,415
  Payable for investment securities purchased.....................         91,501,885
  Accrued legal fees..............................................             56,203
  Other accrued expenses..........................................            782,254
                                                                       --------------
Total liabilities.................................................        111,476,198
                                                                       --------------
NET ASSETS........................................................     $4,749,941,969
                                                                       ==============
Shares Outstanding ($0.001 par value)
  Pacific Horizon Shares..........................................      1,727,526,761
  Horizon Shares..................................................      1,744,656,091
  Horizon Service Shares..........................................      1,280,734,442
                                                                       --------------
Total Shares Outstanding                                                4,752,917,294
                                                                       ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE....              $1.00
                                                                                 ====

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par..................................     $    4,752,917
  Additional paid-in capital......................................      4,747,948,369
  Accumulated undistributed net investment income.................          1,297,567
  Accumulated net realized losses.................................         (4,056,884)
                                                                       --------------
NET ASSETS, AUGUST 31, 1995.......................................     $4,749,941,969
                                                                       ==============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  TREASURY
       TREASURY             GOVERNMENT              ONLY
         FUND                  FUND                 FUND
    --------------         ------------         ------------
    $  808,428,869         $458,166,562         $335,887,113
     1,688,161,000          155,437,000                   --
           123,796                   --                   --
                --                  536               71,789
         6,857,429              840,820            3,778,669
           171,689              248,861              124,551
    --------------         ------------         ------------
     2,503,742,783          614,693,779          339,862,122
    --------------         ------------         ------------
           192,555               53,005               27,447
           208,135               53,005               27,447
           334,400               82,890               46,510
           140,048               58,255               30,008
               760                   --                   --
        10,098,918            2,720,162            1,371,448
                --           19,914,500                   --
            55,890               15,223               17,853
           169,783               97,335               82,488
    --------------         ------------         ------------
        11,200,489           22,994,375            1,603,201
    --------------         ------------         ------------
    $2,492,542,294         $591,699,404         $338,258,921
    ==============         ============         ============
     1,182,787,663          282,788,744          188,594,333
       669,693,469           63,801,554                   --
       640,517,077          245,802,988          149,748,437
    --------------         ------------         ------------
     2,492,998,209          592,393,286          338,342,770
    ==============         ============         ============
             $1.00                $1.00                $1.00
    ==============         ============         ============
    $    2,492,998         $    592,393         $    338,343
     2,489,529,524          591,800,893          338,004,427
           667,877              340,540                   --
          (148,105)          (1,034,422)             (83,849)
    --------------         ------------         ------------
    $2,492,542,294         $591,699,404         $338,258,921
    ==============         ============         ============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                               TREASURY
                                       PRIME       TREASURY     GOVERNMENT       ONLY
                                       FUND          FUND          FUND          FUND
                                    -----------   -----------   -----------   ----------
INVESTMENT INCOME:
  Interest......................... $95,586,299   $62,929,744   $23,202,670   $8,818,426
                                    -----------   -----------   -----------   ----------
EXPENSES:
  Advisory fees....................   1,565,958     1,053,759       385,005      153,800
  Administration fees..............   1,559,594     1,053,759       385,005      153,800
  Special management service fees
    (Pacific Horizon Shares).......   2,176,728     1,909,645       542,295      237,824
  Service Organization fees
    (Horizon Service Shares).......   1,327,473       522,213       321,343      198,699
  Custodian fees and expenses......     215,702       202,138       105,246       46,737
  Transfer agent fees and
    expenses.......................     156,613        47,033        51,020       35,039
  Insurance expense................      61,846        48,729        10,208        6,359
  Membership fees..................      54,435        46,062        24,226       26,416
  Directors' fees..................      49,365        36,846        18,283        9,124
  Audit fees.......................      27,661        26,493        13,148        7,996
  Legal fees.......................      20,397        23,207        20,090       22,772
  Reports to shareholders..........      12,919         1,658         7,975        6,486
  Registration fees................      12,392        71,135        87,507        7,867
  Amortization of organization
    costs..........................          --         2,262        16,334       13,380
  Other expenses...................      12,085         4,519         4,260        4,075
                                    -----------   -----------   -----------   ----------
                                      7,253,168     5,049,458     1,991,945      930,374
Less: Fee waivers and expense
  reimbursements...................          --            --      (463,529)          --
                                    -----------   -----------   -----------   ----------
                                      7,253,168     5,049,458     1,528,416      930,374
                                    -----------   -----------   -----------   ----------
Net Investment Income..............  88,333,131    57,880,286    21,674,254    7,888,052
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on
    securities transactions........  (1,110,049)       90,617        41,229       31,017
                                    -----------   -----------   -----------   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........ $87,223,082   $57,970,903   $21,715,483   $7,919,069
                                    ===========   ===========   ===========   ==========

---------------
See Notes to Financial Statements.

                      (This page intentionally left blank)

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    PRIME FUND
                                                       -------------------------------------
                                                          SIX MONTHS
                                                            ENDED              YEAR ENDED
                                                       AUGUST 31, 1995        FEBRUARY 28,
                                                         (UNAUDITED)              1995
                                                       ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
 Net investment income.............................    $     88,333,131     $    138,770,401
 Net realized gain (loss) on securities
   transactions....................................          (1,110,049)         (70,528,584)
                                                       ----------------     ----------------
Net increase in net assets resulting from
 operations........................................          87,223,082           68,241,817
                                                       ----------------     ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME:
 Pacific Horizon Shares............................         (37,494,201)         (45,136,378)
 Horizon Shares....................................         (20,839,531)         (56,633,687)
 Horizon Service Shares............................         (29,685,776)         (36,337,275)
                                                       ----------------     ----------------
Total dividends to shareholders from net investment
 income............................................         (88,019,508)        (138,107,340)
                                                       ----------------     ----------------
PORTFOLIO SHARE TRANSACTIONS:
 (AT $1.00 PER SHARE) (NOTE 4)
 Net proceeds from shares subscribed...............      12,197,520,811       22,779,590,840
 Net asset value of shares issued to shareholders
   in reinvestment of dividends....................          34,500,110           44,544,475
 Cost of shares redeemed...........................     (10,096,709,924)     (26,110,723,254)
                                                       ----------------     ----------------
Net increase (decrease) in net assets from
 Portfolio share transactions......................       2,135,310,997       (3,286,587,939)
                                                       ----------------     ----------------
Increase due to capital contribution from
 investment advisor (Note 3).......................                  --           77,411,877
                                                       ----------------     ----------------
TOTAL INCREASE (DECREASE)..........................       2,134,514,571       (3,279,041,585)
NET ASSETS:
 Beginning of year.................................       2,615,427,398        5,894,468,983
                                                       ----------------     ----------------
 End of year (including undistributed net
   investment income of $1,297,567 and $983,944,
   respectively, for the Prime Fund, $667,877 and
   $667,877, respectively, for the Treasury Fund
   and $340,540 and $148,038, respectively, for the
   Government Fund.................................    $  4,749,941,969     $  2,615,427,398
                                                        ===============      ===============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 TREASURY FUND                                GOVERNMENT FUND
    ---------------------------------------     -------------------------------------------
      SIX MONTHS                                    SIX MONTHS
         ENDED                                         ENDED
    AUGUST 31, 1995         YEAR ENDED            AUGUST 31, 1995           YEAR ENDED
      (UNAUDITED)        FEBRUARY 28, 1995          (UNAUDITED)          FEBRUARY 28, 1995
    ---------------     -------------------     -------------------     -------------------
    $    57,880,286       $    87,571,768         $      21,674,254       $    28,514,766
             90,617               505,457                    41,229            (6,104,207)
    ---------------     -------------------     -------------------     -------------------
         57,970,903            88,077,225                21,715,483            22,410,559
    ---------------     -------------------     -------------------     -------------------
        (32,251,238)          (47,797,370)               (9,277,319)          (10,270,344)
        (14,214,391)          (23,889,473)               (5,094,245)           (7,955,039)
        (11,414,657)          (15,884,925)               (7,110,188)          (10,141,345)
    ---------------     -------------------     -------------------     -------------------
        (57,880,286)          (87,571,768)              (21,481,752)          (28,366,728)
    ---------------     -------------------     -------------------     -------------------
      5,640,667,830         8,879,909,861             2,818,362,848         5,672,050,494
          7,308,280             9,576,672                11,828,907             9,946,142
     (5,120,580,283)       (9,531,263,412)           (3,117,647,792)       (5,652,649,134)
    ---------------     -------------------     -------------------     -------------------
        527,395,827          (641,776,879)             (287,456,037)           29,347,502
    ---------------     -------------------     -------------------     -------------------
                 --                    --                        --             5,500,000
    ---------------     -------------------     -------------------     -------------------
        527,486,444          (641,271,422)             (287,222,306)           28,891,333
      1,965,055,850         2,606,327,272               878,921,710           850,030,377
    ---------------     -------------------     -------------------     -------------------
    $ 2,492,542,294       $ 1,965,055,850         $     591,699,404       $   878,921,710
     ==============       ===============            ==============       ===============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   TREASURY ONLY FUND
                                                        -----------------------------------------
                                                           SIX MONTHS
                                                              ENDED
                                                         AUGUST 31, 1995          YEAR ENDED
                                                           (UNAUDITED)         FEBRUARY 28, 1995
                                                        -----------------     -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
 Net investment income..............................      $   7,888,052         $    11,678,458
 Net realized gain (loss) on securities
   transactions.....................................             31,017                 (48,264)
                                                        -----------------     -------------------
Net increase in net assets resulting from
 operations.........................................          7,919,069              11,630,194
                                                        -----------------     -------------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME:
 Pacific Horizon Shares.............................         (3,779,402)             (2,335,606)
 Horizon Shares.....................................                 --                      --
 Horizon Service Shares.............................         (4,108,650)             (9,342,852)
                                                        -----------------     -------------------
Total dividends to shareholders from net investment
 income.............................................         (7,888,052)            (11,678,458)
                                                        -----------------     -------------------
PORTFOLIO SHARE TRANSACTIONS:
 (AT $1.00 PER SHARE) (NOTE 6)
 Net proceeds from shares subscribed................        978,885,250           1,440,503,813
 Net asset value of shares issued to shareholders in
   reinvestment of dividends........................          4,600,642               9,877,274
 Cost of shares redeemed............................       (929,958,734)         (1,509,340,461)
                                                        -----------------     -------------------
Net increase (decrease) in net assets from Portfolio
 share transactions.................................         53,527,158             (58,959,374)
                                                        -----------------     -------------------
TOTAL INCREASE (DECREASE)...........................         53,558,175             (59,007,638)
NET ASSETS:
 Beginning of year..................................        284,700,746             343,708,384
                                                        -----------------     -------------------
 End of year........................................      $ 338,258,921         $   284,700,746
                                                         ==============         ===============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1995, the Fund operated as a series company comprising sixteen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund") and Pacific Horizon Treasury Only Fund (the "Treasury Only Fund") (collectively, the "Portfolios") only.

    The Prime Fund, the Government Fund and the Treasury Fund issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Service Shares) while the Treasury Only Fund issues two classes of shares (Pacific Horizon Shares and Horizon Service Shares). Pacific Horizon Shares, Horizon Shares and Horizon Service Shares are substantially the same except that Pacific Horizon Shares bear the fees payable under the Fund's Special Management Services Agreement at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares while Horizon Service Shares bear the fees payable, under the Shareholder Services Plan, to institutions ("Service Organizations"), that provide support services to their clients who beneficially own such shares. Such fees are payable at an annual rate of 0.25% of the average daily net asset value of the outstanding Horizon Service Shares.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of Concord, serves as the distributor of the Fund's shares.

    On March 29, 1995, a merger agreement was approved by the Shareholders of Concord whereby Concord became a wholly owned subsidiary of the BISYS Group, Inc. ("BISYS") and continues to serve as administrator and distributor to the Fund on substantially identical terms as described below in Note 3.

    On August 25, 1995, a special meeting of the shareholders of the 231 Funds was held to consider the approval of an Agreement and Plan of Reorganization whereby the two series portfolios were reorganized into corresponding series of the Pacific Horizon Funds, Inc.

    Agreement and Plan of Reorganization -- the shareholders of each portfolio approved an Agreement and Plan of Reorganization with respect to each portfolio as follows:

                                                                        BROKER
                             IN FAVOR       OPPOSED      ABSTAIN      NON-VOTES
                            -----------    ---------    ----------    ----------
        Prime Fund.......   815,483,528    1,680,064    14,766,808         0
        Treasury Fund....   103,015,140            0             0         0

    As a result on August 28, 1995, the 231 Prime Fund -- Institutional Shares (the "231 Prime Institutional Shares") and the 231 Prime Fund -- Service Shares (the "231 Prime Service Shares") were reorganized with the Prime Fund, in a tax-free reorganization. In addition, the 231 Treasury Fund -- Institutional Shares (the "231 Treasury Institutional Shares") and the 231 Treasury
Fund -- Service Shares (the "231 Treasury Service Shares") were reorganized with the Treasury Fund, in a tax-free reorganization. Pursuant to the terms of the reorganization, the 231 Prime Institutional Shares and 231 Prime Service Shares transferred all of their assets and liabilities to the Prime Fund in exchange for Horizon Shares and Horizon Service Shares, respectively, of the Prime Fund with a value equivalent to the net value of the assets and liabilities so transferred and the 231 Treasury Institutional Shares and 231 Treasury Service Shares transferred all of their assets and liabilities to the Treasury Fund in exchange for Horizon Shares and Horizon Service Shares, respectively, of the Treasury Fund with a value equivalent to the net value of the assets and liabilities so transferred. In connection with the reorganization, the 231 Prime Fund Institutional Shares shareholders received 971,168,989 Horizon Shares of the Prime Fund, the 231 Prime Fund Service Shares shareholders received 140,144,817 Service Shares of the Prime Fund, the 231 Treasury Fund Institutional Shares shareholders received 117,280,359 Horizon Shares of the Treasury Fund and the 231 Treasury Service Shares shareholders received 138,004,108 Service Shares of the Treasury Fund. The aggregate net assets of the 231 Prime Fund and the Prime Fund immediately prior to the reorganization were $1,110,157,724 and $3,755,249,822, respectively, while the aggregate net assets of the 231 Treasury Fund and the Treasury Fund were $255,284,467 and $2,230,899,555, respectively. Immediately following the reorganization the net assets of the Prime Fund and the Treasury Fund were $4,846,823,637 and $2,480,722,991, respectively.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    Each Portfolio seeks to maintain a net asset value per share of $1.00, although there is no assurance that it will be able to do so on a continuous basis, and has adopted certain investment, portfolio valuation and dividend and distribution policies designed to enable it to do so.

A) PORTFOLIO VALUATIONS:

    Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Fund's custodian and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price, including accrued interest. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D) DIVIDENDS TO SHAREHOLDERS:

    Dividends are declared daily to shareholders of record at the close of business on the day of declaration and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of any Portfolio can be offset by capital loss carryovers from that Portfolio, such gains will not be distributed. Dividends and distributions are recorded by each Portfolio on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E) FEDERAL INCOME TAXES:

    For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund that each Portfolio comply with the requirements of the Code applicable to regulated investment companies, including the requirement that each Portfolio distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. At February 28, 1995, the cost of securities in each Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes.

    At February 28, 1995, the following Portfolios had the following capital loss carryovers:

                                                         CAPITAL
                                                           LOSS
                       FUND                             CARRYOVER       EXPIRATION DATE
--------------------------------------------------      ----------      ----------------
Prime Fund........................................      $   22,098            1999
                                                         1,171,786            2002
                                                         1,570,608            2003
                                                        ----------
                                                        $2,764,492
                                                        ==========
Treasury Fund.....................................      $  239,007            2002
                                                        ==========
Government Fund...................................      $  129,811            2002
                                                           943,990            2003
                                                        ----------
                                                        $1,073,801
                                                        ==========
Treasury Only Fund................................      $   21,276            2002
                                                            92,145            2003
                                                        ----------
                                                        $  113,421
                                                        ==========

    To the extent these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to shareholders, to the extent provided by the regulations under the Code. Capital losses incurred after October 31, 1994 and within the fiscal year are deemed to arise on the first business day of the following fiscal year. The Government Fund incurred and elected to defer such losses of $2,264.

F)OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio, while expenses which are attributable to more than one portfolio of the Fund are allocated among the respective portfolios. The investment income and the expenses (other than expenses incurred under the Special Management Services Agreement and Shareholder Services Plan) of each Portfolio are allocated to the separate classes of shares based upon their relative net asset value.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and a Basic Administrative Services Agreement with Concord. Bank of America is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $3 billion of net assets, plus 0.09% of each Portfolio's next $2 billion of net assets, plus 0.08% of each Portfolio's net assets in excess of $5 billion. Concord is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $7 billion of net assets, plus 0.09% of each Portfolio's next $3 billion of net assets plus 0.08% of each Portfolio's net assets in excess of $10 billion. For the six months ended August 31, 1995, Bank of America and Concord voluntarily waived fees from the Government Fund in the amount of $276,490 and $182,261, respectively.

    In addition, for the six months ended August 31, 1995, Bank of America agreed to reimburse other operating expenses of the Government Fund in the amount of $4,778.

    The agreements provide that if, in any fiscal year, the aggregate expenses of any Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over that Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. As of August 31, 1995, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. The agreements provide that such reimbursements will be estimated and paid on a monthly basis. No reimbursement was required for the six months ended August 31, 1995.

    The Portfolios have entered into a Special Management Service Agreement ("Services Agreement") pursuant to which they have agreed to pay Bank of America and Concord a fee for various services relating to the Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares of each Portfolio, and is borne solely by the Pacific Horizon Shares. For the six months ended August 31, 1995, the Portfolios were advised that Concord, Bank of America and their affiliates earned the following amounts pursuant to the Services Agreement:

                                                                            AFFILIATES OF
                                           BANK OF             AFFILIATES      BANK OF
                   FUND                    AMERICA   CONCORD   OF CONCORD      AMERICA
------------------------------------------ -------   -------   ----------   -------------
Prime Fund................................ $7,687    $28,228    $182,285     $ 1,958,208
Treasury Fund.............................  2,879    10,798       30,278       1,865,648
Government Fund...........................     --        90           --         542,291
Treasury Only Fund........................  1,376     1,483        3,308         231,589

    The Portfolios have also adopted a Shareholder Services Plan (the "Horizon Service Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are the beneficial owners of Horizon Service Shares in return for payment by the Portfolios of a fee at an annual rate of 0.25% of the average daily net asset value of the Horizon Service Shares outstanding from time to time. These payments are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and their affiliates. For the six months ended August 31, 1995, the Portfolios were advised that affiliates of Bank of America earned the following amounts pursuant to the Horizon Service Plan:

                                  FUND
------------------------------------------------------------------------
Prime Fund..............................................................   $1,137,025
Treasury Fund...........................................................      502,886
Government Fund.........................................................      283,079
Treasury Only Fund......................................................      168,747

    During the period from May 6, 1994 through July 12, 1994, the advisor voluntarily contributed capital to the Prime Fund and the Government Fund in the aggregate amount of approximately $77.4 million and $5.5 million, respectively. The adviser received no shares of common stock or other consideration in exchange for these contributions which increased net asset value. For tax purposes, these capital contributions were applied against the realized losses for the year ended February 28, 1995. Accordingly, such amounts have been reclassified from additional paid-in capital against accumulated net realized losses in the Statement of Assets and Liabilities.

    For the six months ended August 31, 1995, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund incurred legal charges totaling $20,397, $25,207, $20,090 and $22,772, respectively, which were earned by a law firm, a partner of which serves as Secretary to the Fund. Certain officers of the Fund are "affiliated persons" (as defined in the Act) of Concord.

    Concord Financial Services Inc., a wholly owned subsidiary of Concord, acts as transfer agent for the Horizon class of shares for the Portfolios. For the six months ended August 31, 1995 Concord Financial Services received $10,018, $8,342 and $7,718, respectively, from the Prime Fund, Treasury Fund and Government Fund.

NOTE 4 -- DIRECTORS' COMPENSATION

    As of March 1, 1995, each director is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $40,000 for services as President.

    The Board also established a retirement plan (the "Retirement Plan") for Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of:

(i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Prime Fund invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar-denominated money market instruments as disclosed in the portfolio of investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

    The Prime Fund had the following concentrations by industry sector at August 31, 1995 (as a percentage of total investment):

Banking......................................................................    23.0%
Repurchase Agreements........................................................    16.3
Brokerage Services...........................................................    14.7
Finance Companies............................................................    11.5
Automobiles..................................................................     8.1
Conglomerates................................................................     6.6
Telecommunications...........................................................     3.3
Insurance....................................................................     2.1
Household Furniture & Appliances.............................................     2.1
Agriculture..................................................................     1.9
Utilities....................................................................     1.7
Relocation Services..........................................................     1.1
Business Equipment & Services................................................     1.1
Consumer-Non Durables........................................................     1.1
Federal Agency Notes.........................................................     1.1
Leasing......................................................................     1.0
Chemicals....................................................................     0.9
Textiles.....................................................................     0.9
Sovereign....................................................................     0.5
Oil and Gas..................................................................     0.5
Pharmaceuticals..............................................................     0.4
Trucking.....................................................................     0.1
                                                                                -----
                                                                                100.0%
                                                                                =====

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1995, there were 200 billion shares of the Fund's $0.001 par value Common Stock authorized, of which 44.4 billion shares were classified as Class A Common Stock (Treasury Fund -- 15 billion Pacific Horizon Shares, 14.4 billion Horizon Shares and 15 billion Horizon Service Shares), 58 billion shares were classified as Class B Common Stock (Prime Fund -- 15 billion Pacific Horizon Shares, 28 billion Horizon Shares and 15 billion Horizon Service Shares), 37 billion shares were classified as Class L Common Stock (Government Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares) and 37 billion shares were classified as Class K Common Stock (Treasury Only Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares).

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

              SIX MONTHS ENDED
               AUGUST 31, 1995                        PRIME             TREASURY          GOVERNMENT
                 (UNAUDITED)                          FUND                FUND               FUND
---------------------------------------------    ---------------     --------------     --------------
PACIFIC HORIZON SHARES:
 Shares sold.................................      2,937,338,015      1,783,305,872        730,553,806
 Shares issued to shareholders in
   reinvestment of dividends.................         18,384,796          3,304,591          4,367,486
 Shares redeemed.............................     (2,358,267,402)    (1,736,591,768)      (807,334,617)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Pacific Horizon
 Shares......................................        597,455,409         50,018,695        (72,413,325)
                                                 ---------------     --------------     --------------
HORIZON SHARES:
 Shares sold.................................      2,554,005,547      1,845,314,844        568,005,612
 Shares issued to shareholders in
   reinvestment of dividends.................          4,712,516          1,100,494          3,048,912
 Shares issued in connection with
   reorganization with 231 Funds.............        971,168,989        117,280,643                 --
 Shares redeemed.............................     (2,408,204,594)    (1,762,924,609)      (742,785,866)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Shares....      1,121,682,458        200,771,372       (171,731,342)
                                                 ---------------     --------------     --------------
HORIZON SERVICE SHARES:
 Shares sold.................................      5,594,863,443      1,756,762,363      1,519,803,430
 Shares issued to shareholders in
   reinvestment of dividends.................         11,402,798          2,903,195          4,412,509
 Shares issued in connection with
   reorganization with 231 Funds.............        140,144,817        138,004,108                 --
 Shares redeemed.............................     (5,330,237,928)    (1,621,063,906)    (1,567,527,309)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Service
 Shares......................................        416,173,130        276,605,760        (43,311,370)
                                                 ---------------     --------------     --------------
Total increase (decrease) in Portfolio
 shares......................................      2,135,310,997        527,395,827       (287,456,037)
                                                 =================   ================   ================

                                                  TREASURY ONLY
                                                       FUND
                                                  --------------
PACIFIC HORIZON SHARES:
 Shares sold..................................      450,920,059
 Shares issued to shareholders in reinvestment
   of dividends...............................        1,535,428
 Shares redeemed..............................     (354,235,014)
                                                  --------------
Net increase in Pacific Horizon Shares........       98,220,473
                                                  --------------
HORIZON SERVICE SHARES:
 Shares sold..................................      527,965,191
 Shares issued to shareholders in reinvestment
   of dividends...............................        3,065,214
 Shares redeemed..............................     (575,723,720)
                                                  --------------
Net decrease in Horizon Service Shares........      (44,693,315)
                                                  --------------
Total increase in Portfolio shares............       53,527,158
                                                  ==================

                 YEAR ENDED                           PRIME             TREASURY          GOVERNMENT
              FEBRUARY 28, 1995                       FUND                FUND               FUND
---------------------------------------------    ---------------     --------------     --------------
PACIFIC HORIZON SHARES:
 Shares sold.................................      5,272,091,603      3,121,913,879      2,002,378,412
 Shares issued to shareholders in
   reinvestment of dividends.................         19,756,810          3,689,780          2,572,553
 Shares redeemed.............................     (5,379,915,571)    (3,570,873,713)    (1,804,183,343)
                                                 ---------------     --------------     --------------
Net (decrease) increase in Pacific Horizon
 Shares......................................        (88,067,158)      (445,270,054)       200,767,622
                                                 ---------------     --------------     --------------
HORIZON SHARES:
 Shares sold.................................      9,961,911,460      3,341,778,010      1,775,658,648
 Shares issued to shareholders in
   reinvestment of dividends.................         11,806,370          2,245,214          4,881,402
 Shares redeemed.............................    (13,196,902,924)    (3,362,768,467)    (1,914,876,241)
                                                 ---------------     --------------     --------------
Net decrease in Horizon Shares...............     (3,223,185,094)       (18,745,243)      (134,336,191)
                                                 ---------------     --------------     --------------
HORIZON SERVICE SHARES:
 Shares sold.................................      7,545,587,777      2,416,217,972      1,894,013,434
 Shares issued to shareholders in
   reinvestment of dividends.................         12,981,295          3,641,678          2,492,187
 Shares redeemed.............................     (7,533,904,759)    (2,597,621,232)    (1,933,589,550)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Service
 Shares......................................         24,664,313       (177,761,582)       (37,083,929)
                                                 ---------------     --------------     --------------
Total (decrease) increase in Portfolio
 shares......................................     (3,286,587,939)      (641,776,879)        29,347,502
                                                 =================   ================   ================

                                                   TREASURY ONLY
                                                        FUND
                                                   --------------
PACIFIC HORIZON SHARES:
 Shares sold...................................       362,313,215
 Shares issued to shareholders in reinvestment
   of dividends................................         1,251,054
 Shares redeemed...............................      (345,324,334)
                                                   --------------
Net increase in Pacific Horizon
 Shares........................................        18,239,935
                                                   --------------
HORIZON SERVICE SHARES:
 Shares sold...................................     1,078,190,598
 Shares issued to shareholders in reinvestment
   of dividends................................         8,626,220
 Shares redeemed...............................    (1,164,016,127)
                                                   --------------
Net decrease in Horizon Service Shares.........       (77,199,309)
                                                   --------------
Total decrease in Portfolio shares.............       (58,959,374)
                                                   ================

PACIF IC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                      SIX MONTHS                                YEAR ENDED
                                         ENDED         -------------------------------------------------------------------
                                      AUGUST 31,        FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY
                                         1995              28,           28,           28,           29,           28,
                                      (UNAUDITED)         1995          1994          1993          1992          1991
                                      -----------      -----------   -----------   -----------   -----------   -----------
PACIFIC HORIZON SHARES
Net asset value per share, beginning
 of period..........................    $  1.00         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                         ------           -------       -------       -------       -------       -------
Income from Investment Operations:
 Net investment income..............     0.0279            0.0424        0.0287        0.0340        0.0558        0.0762
 Net realized gain (loss) on
   securities.......................     0.0002           (0.0227)      (0.0016)       0.0000        0.0005       (0.0001)
                                         ------           -------       -------       -------       -------       -------
 Total income from investment
   operations.......................     0.0281            0.0197        0.0271        0.0340        0.0563        0.0761
Less dividends from net investment
 income.............................   (0.0279)           (0.0422)      (0.0287)      (0.0341)      (0.0557)      (0.0762)
Increase due to voluntary capital
 contribution from investment
 advisor (Note 3)...................     0.0000            0.0233        0.0000        0.0000        0.0000        0.0000
                                         ------           -------       -------       -------       -------       -------
Net change in net asset value per
 share..............................     0.0002            0.0008       (0.0016)      (0.0001)       0.0006       (0.0001)
                                         ------           -------       -------       -------       -------       -------
Net asset value per share, end of
 period.............................    $  1.00         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                         ======           =======       =======       =======       =======       =======
Total return........................       2.82%***          4.30%+        2.91%         3.45%         5.72%         7.89%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions).......................    $ 1,726         $   1,129     $   1,216     $     992     $   1,413     $   1,086
 Ratio of expenses to average net
   assets...........................       0.56%**           0.51%*        0.52%*        0.55%         0.56%         0.56%
 Ratio of net investment income to
   average net assets...............       5.53%**           4.19%*        2.86%*        3.42%         5.51%         7.61%

---------------

 ++ Security Pacific National Bank served as investment advisor through April
    21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06% for the year ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

  + Total return includes the effect of the voluntary capital contribution from the investment advisor (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

 ** Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIF IC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                 SIX MONTHS
                                    ENDED                                       YEAR ENDED
                                 AUGUST 31,      -------------------------------------------------------------------------
                                    1995         FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                 (UNAUDITED)         1995           1994           1993           1992           1991
                                 -----------     -------------  -------------  -------------  -------------  -------------
HORIZON SHARES
Net asset value per share,
 beginning of period...........   $    1.00        $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                     ------        ---------      ---------      ---------      ---------      ---------
Income from Investment
 Operations:
 Net investment income.........      0.0290           0.0461         0.0319         0.0372         0.0590         0.0794
 Net realized gain (loss) on
   securities..................      0.0002          (0.0232)       (0.0016)        0.0000         0.0005        (0.0001)
                                     ------        ---------      ---------      ---------      ---------      ---------
 Total income from investment
   operations..................      0.0292           0.0229         0.0303         0.0372         0.0595         0.0793
Less dividends from net
 investment income.............     (0.0290)         (0.0454)       (0.0319)       (0.0372)       (0.0589)       (0.0794)
Increase due to voluntary
 capital contribution from
 investment advisor (Note 3)...      0.0000           0.0233         0.0000         0.0000         0.0000         0.0000
                                     ------        ---------      ---------      ---------      ---------      ---------
Net change in net asset value
 per share.....................      0.0002           0.0008        (0.0016)        0.0000         0.0006        (0.0001)
                                     ------        ---------      ---------      ---------      ---------      ---------
Net asset value per share, end
 of period.....................   $    1.00        $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                     ======        =========      =========      =========      =========      =========
Total return...................        2.98%***         4.63%+         3.24%          3.78%          6.06%          8.23%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)..................   $   1,744        $     622      $   3,840      $  10,301      $   2,855      $     487
 Ratio of expenses to average
   net assets..................        0.24%**           0.16%*        0.20%*         0.23%          0.24%          0.24%
 Ratio of net investment income
   to average net assets.......        5.89%**           4.09%*        3.19%*         3.59%          5.59%          7.91%

---------------

 ++ Security Pacific National Bank served as investment advisor through April 21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06%, for the years ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

  + Total return includes the effect of the voluntary capital contribution from the investment advisor (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

 ** Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIF IC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                   SIX MONTHS
                                      ENDED                                       YEAR ENDED
                                   AUGUST 31,    -----------------------------------------------------------------------------
                                      1995       FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,
                                   (UNAUDITED)       1995            1994            1993            1992            1991
                                   -----------   -------------   -------------   -------------   -------------   -------------
HORIZON SERVICE SHARES
Net asset value per share,
 beginning of period.............   $    1.00      $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                       ------        -------         -------         -------         -------         -------
Income from Investment
 Operations:
 Net investment income...........      0.0282         0.0431          0.0294          0.0345          0.0565          0.0769
 Net realized gain (loss) on
   securities....................      0.0002        (0.0227)        (0.0016)         0.0000          0.0005         (0.0001)
                                       ------        -------         -------         -------         -------         -------
 Total income from investment
   operations....................      0.0284         0.0204          0.0278          0.0345          0.0570          0.0768
Less dividends from net
 investment income...............     (0.0282)       (0.0429)        (0.0294)        (0.0347)        (0.0564)        (0.0769)
Increase due to voluntary capital
 contribution from investment
 advisor (Note 3)................      0.0000         0.0233          0.0000          0.0000          0.0000          0.0000
                                       ------        -------         -------         -------         -------         -------
Net change in net asset value per
 share...........................      0.0002         0.0008         (0.0016)        (0.0002)         0.0006         (0.0001)
                                       ------        -------         -------         -------         -------         -------
Net asset value per share, end of
 period..........................   $    1.00      $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                       ======        =======         =======         =======         =======         =======
Total return.....................        2.86%***       4.37%+          2.98%           3.53%           5.79%           7.96%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)....................   $   1,280      $     864       $     839       $     793       $     859       $     560
 Ratio of expenses to average net
   assets........................        0.49%**        0.44%*          0.45%*          0.48%           0.49%           0.49%
 Ratio of net investment income
   to average net assets.........        5.61%**        4.31%*          2.94%*          3.49%           5.58%           7.64%

---------------

 ++ Security Pacific National Bank served as investment advisor through April
    21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.06% for the year ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

  + Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

 ** Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                                   YEAR ENDED
                                           AUGUST          -------------------------------------------------------------
                                             31,           FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                            1995              28,          28,          28,          29,          28,
                                          (UNAUDITED)        1995         1994         1993         1992         1991
                                          ---------        ---------    ---------    ---------    ---------    ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
 period................................   $    1.00        $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                           --------         --------     --------     --------     --------     --------
Income from Investment Operations:
 Net investment income.................      0.0273           0.0405       0.0262       0.0309       0.0512       0.0731
 Net realized gain (loss) on
   securities..........................      0.0000           0.0001      (0.0002)      0.0000       0.0002       0.0006
                                           --------         --------     --------     --------     --------     --------
   Total income from investment
    operations.........................      0.0273           0.0406       0.0260       0.0309       0.0514       0.0737
Less dividends from net investment
 income................................     (0.0273)         (0.0405)     (0.0262)     (0.0311)     (0.0513)     (0.0733)
                                           --------         --------     --------     --------     --------     --------
Net change in net asset value
 per share.............................      0.0000           0.0001      (0.0002)     (0.0002)      0.0001       0.0004
                                           --------         --------     --------     --------     --------     --------
Net asset value per share, end of
 period................................   $    1.00        $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                           ========         ========     ========     ========     ========     ========
Total return...........................        2.76%***         4.13%        2.65%        3.15%        5.25%        7.58%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)..........................   $   1,182        $   1,132    $   1,577    $   1,746    $   2,300    $   1,663
 Ratio of expenses to average
   net assets..........................        0.56%++          0.55%        0.55%        0.56%        0.56%        0.55%
 Ratio of net investment income to
   average net assets..................        4.27%++          3.99%        2.62%        3.11%        5.07%        7.29%

---------------

  * Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

 ++ Annualized.

*** Not annualized.

    See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                                  YEAR ENDED
                                           AUGUST         -------------------------------------------------------------
                                             31,          FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                            1995             28,          28,          28,          29,          28,
                                          (UNAUDITED)       1995         1994         1993         1992         1991
                                          ---------       ---------    ---------    ---------    ---------    ---------
HORIZON SHARES
Net asset value per share, beginning of
 period................................   $    1.00       $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                          ---------       ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income.................      0.0289          0.0437       0.0294       0.0341       0.0543       0.0764
 Net realized gain (loss) on
   securities..........................      0.0000          0.0001      (0.0002)      0.0002       0.0003       0.0005
                                          ---------       ---------    ---------    ---------    ---------    ---------
   Total income from investment
    operations.........................      0.0289          0.0438       0.0292       0.0343       0.0546       0.0769
Less dividends from net investment
 income................................     (0.0289)        (0.0437)     (0.0294)     (0.0343)     (0.0545)     (0.0765)
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net change in net asset value
 per share.............................      0.0000          0.0001      (0.0002)      0.0000       0.0001       0.0004
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value per share, end of
 period................................   $    1.00       $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                           ========        ========     ========     ========     ========     ========
Total return...........................        2.92%***        4.46%        2.98%        3.48%        5.59%        7.92%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)..........................   $     670       $     469    $     487    $     598    $     432    $     455
 Ratio of expenses to average net
   assets..............................        0.24%++         0.23%        0.23%        0.24%        0.24%        0.23%
 Ratio of net investment income to
   average net assets..................        4.75%++         4.36%        2.94%        3.38%        5.44%        7.57%

---------------

  * Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
 ++ Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                            SIX
                                          MONTHS
                                           ENDED                                   YEAR ENDED
                                          AUGUST          -------------------------------------------------------------
                                            31,           FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                           1995              28,          28,          28,          29,          28,
                                         (UNAUDITED)        1995         1994         1993         1992         1991
                                         ---------        ---------    ---------    ---------    ---------    ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning
 of period...........................    $    1.00        $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                         ---------        ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............       0.0276           0.0412       0.0269       0.0316       0.0517       0.0739
 Net realized gain (loss) on
   securities........................       0.0000           0.0001      (0.0002)      0.0002       0.0004       0.0005
                                         ---------        ---------    ---------    ---------    ---------    ---------
   Total income from investment
    operations.......................       0.0276           0.0413       0.0267       0.0318       0.0521       0.0744
Less dividends from net investment
 income..............................      (0.0276)         (0.0412)     (0.0269)     (0.0318)     (0.0520)     (0.0740)
                                         ---------        ---------    ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................       0.0000           0.0001      (0.0002)      0.0000       0.0001       0.0004
                                         ---------        ---------    ---------    ---------    ---------    ---------
Net asset value per share, end of
 period..............................    $    1.00        $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                          ========         ========     ========     ========     ========     ========
Total return.........................         2.79%***         4.20%        2.72%        3.23%        5.33%        7.65%
Ratios/Supplemental Data:
 Net assets, end of period
   (millions)........................    $     641        $     364    $     541    $     369    $     381    $     304
 Ratio of expenses to average net
   assets............................         0.49%++          0.48%        0.48%        0.49%        0.49%        0.48%
 Ratio of net investment income to
   average net assets................         4.30%++          4.01%        2.69%        3.28%        5.13%        7.31%

---------------

  * Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

 ++ Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIF IC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                            SIX MONTHS
                                               ENDED                 YEAR ENDED
                                            AUGUST 31,       ---------------------------
                                               1995          FEBRUARY 28,   FEBRUARY 28,
                                            (UNAUDITED)          1995           1994
                                            -----------      ------------   ------------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
  period.................................    $    1.00      $   1.00       $   1.00
                                            -----------      ------------   ------------
Income from Investment Operations:
  Net investment income..................       0.0276           0.0421         0.0288
  Net realized loss on securities........      (0.0002)         (0.0091)       (0.0006)
                                            -----------      ------------   ------------
  Total income from investment
    operations...........................       0.0274           0.0330         0.0282
Less dividends from net investment
  income.................................      (0.0275)         (0.0420)       (0.0288)
Increase due to voluntary capital
  contribution from investment adviser
  (Note 3)...............................       0.0000           0.0085         0.0000
                                            -----------      ------------   ------------
Net change in net asset value per
  share..................................      (0.0001)         (0.0005)       (0.0006)
                                            -----------      ------------   ------------
Net asset value per share, end of
  period.................................    $    1.00         $   1.00       $   1.00
                                            ============     ============   ============
Total return.............................         3.23%***         4.28%**        2.92%
Ratios/Supplemental Data:
  Net assets, end of period (000)........    $ 282,457         $354,828       $154,349
  Ratio of expenses to average net
    assets*..............................         0.50%+           0.50%          0.60%
  Ratio of net investment income to
    average net assets*..................         5.47%+           4.27%          2.88%

---------------

   * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.12% (annualized), 0.08% and 0.002%, respectively.

  ** Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

   + Annualized.

***  Not annualized.

See Notes to Financial Statements.

PACIF IC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                            SIX MONTHS                       PERIOD
                                               ENDED                         ENDED
                                            AUGUST 31,        YEAR ENDED    FEBRUARY
                                               1995            FEBRUARY       28,
                                            (UNAUDITED)        28, 1995      1994**
                                            -----------       ----------    --------
HORIZON SHARES
Net asset value per share, beginning of
  period.................................    $    1.00         $   1.00      $ 1.00
                                            -----------       ----------    --------
Income from Investment Operations:
  Net investment income..................       0.0293           0.0454      0.0227
  Net realized loss on securities........      (0.0003)         (0.0092)    (0.0006)
                                            -----------       ----------    --------
  Total income from investment
    operations...........................       0.0290           0.0362      0.0221
Less dividends from net investment
  income.................................      (0.0291)         (0.0452)    (0.0227)
Increase due to voluntary capital
  contribution from investment adviser
  (Note 3)...............................       0.0000           0.0085      0.0000
                                            -----------       ----------    --------
Net change in net asset value per
  share..................................      (0.0001)         (0.0005)    (0.0006)
                                            -----------       ----------    --------
Net asset value per share, end of
  period.................................    $    1.00         $   1.00      $ 1.00
                                            ============      ===========   ============
Total return.............................         3.42%***         4.61%++     2.29%
Ratios/Supplemental Data:
  Net assets, end of period (000)........    $  63,727         $235,285     $369,664
  Ratio of expenses to average net
    assets*..............................         0.15%+           0.17%        0.28%+
  Ratio of net investment income to
    average net assets*..................         5.86%+           4.67%         3.17%+

---------------

  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.14% (annualized), 0.08% and 0.002% (annualized), respectively.

 ** For the period June 14, 1993 (initial issuance of Horizon Shares) through
    February 28, 1994.

  + Annualized.

 ++ Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

*** Not annualized.

See Notes to Financial Statements.

PACIF IC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                            SIX MONTHS
                                               ENDED             YEAR ENDED
                                            AUGUST 31,    ------------------------
                                               1995       FEBRUARY 28,    FEBRUARY
                                            (UNAUDITED)       1995        28, 1994
                                            -----------   ------------    --------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
  period.................................    $    1.00      $   1.00      $ 1.00
                                            -----------   ------------    --------
Income from Investment Operations:
  Net investment income..................       0.0279        0.0429      0.0300
  Net realized loss on securities........      (0.0002)      (0.0092)    (0.0006)
                                            -----------   ------------    --------
Total income from investment
  operations.............................       0.0277        0.0337      0.0294
Less dividends from net investment
  income.................................      (0.0278)      (0.0427)    (0.0300)
Increase due to voluntary capital
  contribution from investment adviser
  (Note 3)...............................       0.0000        0.0085      0.0000
                                            -----------   ------------    --------
Net change in net asset value per
  share..................................      (0.0001)      (0.0005)    (0.0006)
                                            -----------   ------------    --------
Net asset value per share, end of
  period.................................    $    1.00      $   1.00      $ 1.00
                                            ============  ============    ========
Total return.............................         3.27%***      4.35%**     3.04%
Ratios/Supplemental Data:
  Net assets, end of period (000)........    $ 245,515      $288,809    $326,017
  Ratio of expenses to average net
    assets*..............................         0.43%+        0.43%       0.53%
  Ratio of net investment income to
    average net assets*..................         5.53%+        4.32%       2.99%

---------------

  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.11% (annualized), 0.08% and 0.05%, respectively.

 ** Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

  + Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                            SIX MONTHS              YEAR ENDED
                                               ENDED         ------------------------
                                            AUGUST 31,                       FEBRUARY
                                               1995          FEBRUARY 28,      28,
                                            (UNAUDITED)          1995          1994
                                            -----------      ------------    --------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
  period.................................    $    1.00         $   1.00        $ 1.00
                                            -----------      ------------    --------
Income from Investment Operations:
  Net investment income..................       0.0257           0.0384        0.0254
  Net realized gain (loss) on
    securities...........................       0.0001          (0.0002)      (0.0002)
                                            -----------      ------------     -------
Total income from investment
  operations.............................       0.0258           0.0382        0.0252
                                            -----------      ------------      ------
Less dividends from net investment
  income.................................      (0.0257)         (0.0384)      (0.0254)
                                            -----------      ------------     -------
Net change in net asset value per
  share..................................       0.0001          (0.0002)      (0.0002)
                                            -----------      ------------     -------
Net asset value per share, end of
  period.................................    $    1.00         $   1.00        $ 1.00
                                            ============     ============    ============
Total return.............................         2.60%***         3.90%         2.57%
Ratios/Supplemental Data:
  Net assets, end of period (000)........    $ 188,548         $ 90,337       $72,120
  Ratio of expenses to average net
    assets*..............................         0.64%**         0.62%          0.56%
  Ratio of net investment income to
    average net assets*..................         5.08%**         3.90%          2.54%

---------------

  * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.00%, 0.01% and 0.16%, respectively.

 ** Annualized.

*** Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                            SIX MONTHS           YEAR ENDED
                                               ENDED      ------------------------
                                            AUGUST 31,                    FEBRUARY
                                               1995       FEBRUARY 28,      28,
                                            (UNAUDITED)       1995          1994
                                            -----------   ------------    --------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
  period.................................    $    1.00      $   1.00      $   1.00
                                            -----------   ------------    --------
Income from Investment Operations:
  Net investment income..................       0.0260        0.0391        0.0273
  Net realized gain (loss) on
    securities...........................       0.0001       (0.0002)      (0.0002)
                                            -----------   ------------    --------
Total income from investment
  operations.............................       0.0261        0.0389        0.0271
                                            -----------   ------------    --------
Less dividends from net investment
  income.................................      (0.0260)      (0.0391)      (0.0273)
                                            -----------   ------------    --------
Net change in net asset value per
  share..................................       0.0001       (0.0002)      (0.0002)
                                            -----------   ------------    --------
Net asset value per share, end of
  period.................................    $    1.00      $   1.00      $   1.00
                                            ============  ============    ========
Total return.............................         2.63%***      3.98%         2.76%
Ratios/Supplemental Data:
  Net assets, end of period (000)........    $ 149,711      $194,363      $271,588
  Ratio of expenses to average net
    assets*..............................         0.57%**       0.55%         0.39%
  Ratio of net investment income to
    average net assets*..................         5.18%**       3.86%         2.73%

---------------

  * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.00%, 0.01% and 0.25%, respectively.

 ** Annualized.

*** Not annualized.

See Notes to Financial Statements.
                                       49